Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Litigation
In the ordinary course of business, the Company is, and in the future, could be involved in various pending or threatened legal actions, some of which may or may not be covered by insurance. Management has reviewed such pending judicial and legal proceedings, the reasonably anticipated costs and expenses in connection with such proceedings, and the availability and limits of insurance coverage, and has established reserves that are believed to be appropriate in light of those outcomes that are believed to be probable and can be estimated. The reserves accrued at December 31, 2015 and 2014 are immaterial. In the opinion of management, the Company's ultimate liability, if any, with respect to these actions is not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Asbestos litigation
One of our subsidiaries has been named as one of many defendants in a number of product liability claims for alleged exposure to asbestos. These lawsuits are typically filed on behalf of plaintiffs who allege exposure to asbestos, against numerous defendants, often 40 or more, who may have manufactured or distributed products containing asbestos. The injuries alleged by plaintiffs in these cases range from mesothelioma and other cancers to asbestosis. The earliest claims against our subsidiary were filed in New Jersey in 1998, and our subsidiary currently has active cases in Missouri, New Jersey, New York, and Illinois. These complaints do not typically include requests for a specific amount of damages. The trademark for the product line with asbestos exposure was acquired in 1985. Our subsidiary has been successful in obtaining dismissals in many lawsuits where the exposure is alleged to have occurred prior to our acquisition of the trademark. The law in some states does not find purchasers of product lines to have tort liability for incidents occurring prior to the acquisition date unless they assumed the responsibility or in certain other circumstances. The law in certain other states on so called “successor liability” may be different or ambiguous in this regard. Most claimants alleging illnesses due to asbestos sue on the basis of exposure prior to 1985, as by that date the hazards of asbestos exposure were well known and asbestos had begun to fall into disuse in industrial settings. To date, asbestos claims have not had a material adverse effect on our business, financial condition, results of operations, or cash flow, as our annual out-of-pocket costs over the last five years has been less than $200,000. There are typically fewer than 100 cases filed against our subsidiary each year, and a similar number of cases are dismissed, settled or otherwise disposed of each year. We currently have fewer than 200 lawsuits pending against this subsidiary. Our subsidiary has over $17 million in face amount of insurance per occurrence and over $23 million of aggregate primary insurance coverage; a portion of the coverage has been eroded by payments made by insurers. In addition, our subsidiary has over $950 million in face amount of excess coverage applicable to the claims. There can be no guarantee that all of this can be collected due to policy terms and conditions and insurer insolvencies in the past or in the future. In January 2011, we entered into an agreement with seven of our primary insurers under which they have agreed to pay 80% of the costs of handling and settling each asbestos claim against the affected subsidiary. After an initial period, and under certain circumstances, our subsidiary and the subscribing insurers may withdraw from this agreement.
Portland Harbor Superfund litigation
In May 2009, one of the Company's subsidiaries (which is presently a dormant company with nominal assets except for rights under insurance policies) was named along with many defendants in a suit filed by the Port of Portland, Oregon seeking reimbursement of costs related to a five-year study of contaminated sediments at the port. In March 2010, the subsidiary also received a notice letter from the Environmental Protection Agency indicating that it had been identified as a potentially responsible party with respect to environmental contamination in the "study area" for the Portland Harbor Superfund Site. Under a 1997 indemnity agreement, the subsidiary is indemnified by a third party with respect to losses relating to environmental contamination. As required under the indemnity agreement, the subsidiary provided notice of these claims, and the indemnitor has assumed responsibility and is providing a defense of the claims. Although the Company believes that it is unlikely that the subsidiary contributed to the contamination at the Portland Harbor Superfund Site, the potential liability of the subsidiary and the ability of the indemnitor to fulfill its indemnity obligations cannot be quantified at this time.
Flow Valve litigation
On March 28, 2013 Flow Valve, LLC filed suit against the Company and others in the Eastern District of Oklahoma alleging patent infringement and requesting an injunction against continued infringement, accounting for damages, interest and attorneys’ fees. The case was transferred to the Western District of Oklahoma by agreement on November 27, 2013.  The plaintiff filed an amended complaint on April 4, 2014 that added a request for trebling of damages on the patent infringement claim.  The amended complaint also added a count for violation of Oklahoma’s Uniform Trade Secrets Act, and requested actual and punitive damages in addition to their existing requests for relief.  Subsequent to the filing of the amended complaint, the plaintiff provided an expert damages report stating that their damages amounted to approximately $61 million.  The Company believes that this action is without merit and intends to vigorously defend this litigation.
Operating leases
The Company has operating leases for warehouse, office space, manufacturing facilities and equipment. The leases generally require the Company to pay certain expenses including taxes, insurance, maintenance, and utilities. The minimum future lease commitments under noncancelable leases in effect at December 31, 2015 are as follows:

2016	$18,153
2017	13,379
2018	9,672
2019	8,522
2020	7,485
Thereafter	16,158
$73,369

Total rent expense was $20.9 million, $20.8 million and $19.0 million under operating leases for the years ended December 31, 2015, 2014 and 2013, respectively.
Letters of credit and guarantees
The Company executes letters of credit in the normal course of business to secure the delivery of product from specific vendors and also to guarantee the Company fulfilling certain performance obligations relating to certain large contracts. At December 31, 2015, the Company had $12.7 million in letters of credit.